EXHIBIT 99.14

marm0302 - Price/Yield - 5A1

Balance     $30,720,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.4045    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-24                  3.9533          3.8229          3.6906          3.5528
       101-25                  3.9461          3.8136          3.6794          3.5395
       101-26                  3.9389          3.8044          3.6681          3.5262
       101-27                  3.9317          3.7952          3.6569          3.5129
       101-28                  3.9245          3.7860          3.6457          3.4996
       101-29                  3.9172          3.7768          3.6345          3.4863
       101-30                  3.9100          3.7676          3.6233          3.4730
       101-31                  3.9028          3.7584          3.6121          3.4597
       102-00                  3.8956          3.7491          3.6008          3.4465
       102-01                  3.8884          3.7399          3.5897          3.4332
       102-02                  3.8812          3.7308          3.5785          3.4199
       102-03                  3.8740          3.7216          3.5673          3.4067
       102-04                  3.8668          3.7124          3.5561          3.3935
       102-05                  3.8596          3.7032          3.5449          3.3802
       102-06                  3.8524          3.6940          3.5338          3.3670
       102-07                  3.8452          3.6848          3.5226          3.3538
       102-08                  3.8381          3.6757          3.5114          3.3406

Spread @ Center Price             122             150             163             170
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.237           3.318           2.726           2.301
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-24                  3.3083          2.7858          2.2939          1.6883
       101-25                  3.2913          2.7610          2.2617          1.6472
       101-26                  3.2744          2.7362          2.2296          1.6061
       101-27                  3.2574          2.7114          2.1975          1.5650
       101-28                  3.2404          2.6866          2.1655          1.5240
       101-29                  3.2235          2.6619          2.1334          1.4830
       101-30                  3.2066          2.6371          2.1014          1.4420
       101-31                  3.1896          2.6124          2.0694          1.4010
       102-00                  3.1727          2.5877          2.0374          1.3601
       102-01                  3.1558          2.5630          2.0054          1.3192
       102-02                  3.1389          2.5384          1.9735          1.2784
       102-03                  3.1220          2.5137          1.9416          1.2376
       102-04                  3.1051          2.4891          1.9097          1.1968
       102-05                  3.0883          2.4645          1.8778          1.1560
       102-06                  3.0714          2.4399          1.8460          1.1153
       102-07                  3.0546          2.4153          1.8141          1.0745
       102-08                  3.0377          2.3907          1.7823          1.0339

Spread @ Center Price             168             132              88              22
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.805           1.236           0.955           0.746
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.12            1.12            1.12            1.12
      LIBOR_1YR                  1.12            1.12            1.12            1.12
       CMT_1YR                   1.09            1.09            1.09            1.09

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